As filed with the Securities and Exchange Commission on February 21, 2001
                                                Registration No.  333-__________
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------
                   POST-EFFECTIVE AMENDMENT NO. 3 ON FORM S-8
                       TO FORM S-4 REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                          ----------------------------


                                   VIACOM INC.
             (Exact name of registrant as specified in its charter)


           Delaware                                           04-2949533
  (State or other jurisdiction of                           (I.R.S. Employer
  incorporation or organization)                            Identification No.)


                                  1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
  (Address and phone number of principal executive offices, including zip code)

                          -----------------------------


            Infinity Broadcasting Corporation Employees' 401(k) Plan
         Infinity Broadcasting Corporation Union Employees' 401(k) Plan
                        Outdoor Systems, Inc. 401(k) Plan
                          CBS Employee Investment Fund
           Infinity Broadcasting Corporation Stock Plan for Directors
         Infinity Broadcasting Corporation 1998 Long-Term Incentive Plan
         Infinity Broadcasting Corporation 1999 Long-Term Incentive Plan
       Outdoor Systems, Inc. 1996 Non-Employee Directors Stock Option Plan
                     Outdoor Systems, Inc. 1996 Omnibus Plan
                           (Full titles of the plans)

                            Michael D. Fricklas, Esq.
                            Executive Vice President,
                          General Counsel and Secretary
                                   Viacom Inc.
                                  1515 Broadway
                            New York, New York 10036
                                 (212) 258-6000
            (Name, address and telephone number of agent for service)


                            -------------------------

This Post-Effective Amendment on Form S-8 to Form S-4 Registration Statement relates to 12,432,000 shares of Class B Common Stock, par value $.01 per share, (the "Viacom Class B Common Stock") of Viacom Inc. ( the "Registrant"). Such shares are issuable (i) to holders of outstanding options to purchase shares of Class A Common Stock, par value $.01 per share, of Infinity Broadcasting Corporation ("Infinity"), which options were assumed by the Registrant pursuant to the Agreement and Plan of Merger dated as of October 30, 2000, under the Infinity Broadcasting Corporation Stock Plan for Directors, Infinity Broadcasting Corporation 1998 Long-Term Incentive Plan, Infinity Broadcasting Corporation 1999 Long-Term Incentive Plan, Outdoor Systems, Inc. 1996 Non-Employee Directors Stock Option Plan and Outdoor Systems, Inc. 1996 Omnibus Plan (the "Infinity Option Plans") and (ii) under the Infinity Broadcasting Corporation Employees' 401(k) Plan, Infinity Broadcasting Corporation Union Employees' 401(k) Plan, the Outdoor Systems, Inc. 401(k) Plan and the CBS Employee Investment Fund (the "Infinity Investment Plans") which will contain a Registrant stock fund. These shares of the Viacom Class B Common Stock originally were registered on the Registrant's Registration Statement on Form S-4 (Registration No. 333-50452), to which this is an amendment; accordingly, the registration fee in respect of such Viacom Class B Common Stock was paid at the time of the original filing of the Registration Statement relating to such Viacom Class B Common Stock. Pursuant to Rule 416(e) under the Securities Act of 1933, as amended (the "Securities Act") this Post-Effective Amendment also covers an indeterminate amount of interests to be offered or sold pursuant to the Infinity Investment Plans.

                             EXPLANATORY STATEMENT

                  Pursuant to an Agreement and Plan of Merger, dated as of October 30, 2000 (the "Merger Agreement"), among the Registrant, IBC Merger Corp., a Delaware company ("IBC Merger Corp.") and Infinity Broadcasting Corporation, a Delaware company ("Infinity"), among other things, (i) each share of Class A common stock, par value $.01 per share, of Infinity (the "Infinity Common Stock") issued and outstanding immediately prior to the effective time of the merger (the "Effective Time") (other than any shares of Infinity Common Stock held in Infinity's treasury) was converted, into the right to receive
0.592 of a share (the "Exchange Ratio") of Viacom Class B Common Stock and (ii) at the Effective Time, shares of Viacom Class B Common Stock, rather than shares of Infinity Common Stock, became issuable pursuant to the following plans:

Infinity Investment Plans
o        Infinity Broadcasting Corporation Employees' 401(k) Plan
o        Infinity Broadcasting Corporation Union Employees' 401(k) Plan
o        Outdoor Systems, Inc. 401(k) Plan
o        CBS Employee Investment Fund

Infinity Option Plans
o        Infinity Broadcasting Corporation Stock Plan for Directors
o        Infinity Broadcasting Corporation 1998 Long-Term Incentive Plan
o        Infinity Broadcasting Corporation 1999 Long-Term Incentive Plan
o        Outdoor Systems, Inc. 1996 Non-Employee Directors Stock Option Plan
o        Outdoor Systems, Inc. 1996 Omnibus Plan


                  The Registrant hereby amends its Registration Statement (the "Registration Statement") on Form S-4 (No. 333-50452), filed with the Securities and Exchange Commission on November 22, 2000, as amended by Amendment No. 1 to Form S-4 filed on January 9, 2001, and Amendment No. 2 to Form S-4 filed on January 12, 2001, by filing this Post-Effective Amendment No. 3 on Form S-8 (the "Post-Effective Amendment") relating to 12,432,000 shares of Viacom Class B Common Stock (i) issuable upon the exercise of options under the Infinity Option Plans and (ii) available for issuance under the Infinity Investment Plans. Pursuant to Rule 416(c) under the Securities Act, this Post-Effective Amendment also covers an indeterminate amount of interests to be offered or sold pursuant to the Infinity Investment Plans.

                                     Part I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1.  Plan Information.*

Item 2.  Registrant Information and Employee Plan Annual Information.*































------------

* Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act and the "Note" to Part I of Form S-8.

                                     PART II


               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


Item 3.  Incorporation of Documents by Reference.

                  The following documents, which have been filed with or furnished to the Securities and Exchange Commission (the "Commission") by the Registrant are incorporated herein by reference and made part of this Registration Statement:

                  (a) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, as amended by Amendment No. 1 to the Annual Report on Form 10-K/A dated April 28, 2000;

                  (b) The Registrant's Quarterly Reports on Form 10-Q for the
            periods ending March 31, 2000, June 30, 2000 and September 30, 2000;

                  (c) The Registrant's Current Reports on Form 8-K or Form 8-K/A
            filed May 4, 2000, July 17, 2000, August 3, 2000, August 15, 2000,
            October 31, 2000, November 3, 2000, December 4, 2000, January 5, 2001, January 8, 2001 and February 15, 2001;

                  (d) The description of Viacom's Class B Common Stock contained in the Registrant's Proxy Statement filed on November 24, 1999; and

                  (e) Annual Report on Form 11-K for the CBS Employee Investment
            Fund for the fiscal year ended December 31, 1999.

                  The following documents filed with the Commission by Infinity are hereby incorporated by reference into this Registration Statement:

                  (a) Annual Report on Form 10-K for the year ended December 31,
            1999;

                  (b) Quarterly Reports on Form 10-Q for the periods ended March
            31, 2000, June 30, 2000 and September 30, 2000;

                  (c) Current Reports on Form 8-K filed January 14, 2000, May
            30, 2000, August 15, 2000, October 31, 2000, January 8, 2001 and
            February 15, 2001;

                  (d) Annual Report on Form 11-K for the Outdoor Systems, Inc.
            401(k) Plan for the fiscal year ended December 31, 1999;

                  (e) Annual Report on Form 11-K for the Infinity Broadcasting
            Corporation Employees' 401(k) Plan for the fiscal year ended December 31, 1999; and

                  (f) Annual Report on Form 11-K for the Infinity Broadcasting
            Corporation Union Employees' 401(k) Plan for the fiscal year ended December 31, 1999.

                  In addition, all documents filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act") subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement indicating that all securities offered hereby have been sold or deregistering all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents. Any statement contained herein or in any document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed to constitute a part of this Registration Statement, except as so modified or superseded.

Item 4.  Description of Securities.

                  Not Applicable.

Item 5.  Interests of Named Experts and Counsel.

                  None.

Item 6.  Indemnification of Directors and Officers.

                  Section 102(b)(7) of the Delaware General Corporation Law ("DGCL") allows a corporation to include in its certificate of incorporation a provision eliminating the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except in cases where the director breached his duty of loyalty to the corporation or its stockholders, failed to act in good faith, engaged in intentional misconduct or a knowing violation of the law, willfully or negligently authorized the unlawful payment of a dividend or approved an unlawful stock redemption or repurchase or obtained an improper personal benefit. The Registrant's Restated Certificate of Incorporation (the "Viacom Charter") contains provisions that eliminate directors' personal liability, in certain circumstances.

                  Section 1 of Article VI of the Viacom Charter provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent (including trustee) of another corporation, partnership, joint venture, trust or other enterprise, against judgments, fines, amounts paid in settlement and expenses (including attorneys' fees), actually and reasonably incurred by him in connection with such action, suit or proceedings if he acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Registrant, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Registrant, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  Section 2 of Article VI of the Viacom Charter provides that the Registrant shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Registrant to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Registrant unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability and in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which the court shall deem proper.

                  Section 4 of Article VI of the Viacom Charter provides that any indemnification made pursuant to the above provisions (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct as set forth above. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceedings, even though less than a quorum, or (2) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or
(4) by the stockholders of the Registrant entitled to vote thereon.

                  The Viacom Charter provides that to the extent that a present or former director, officer, employee or agent of the Registrant has been successful on the merits or otherwise in defense of any action, suit or proceeding referred above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by that person in connection therewith. The indemnification and advancement of expenses provided by, or granted pursuant to, the indemnification provisions of the Viacom Charter shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in that person's official capacity and as to action in another capacity while holding such office. Without limiting the foregoing, the Registrant is authorized to enter into an agreement with any director, officer, employee or agent of the Registrant providing indemnification for such person against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement that result from any threatened pending or completed actions, suit or proceeding, whether civil, criminal, administrative or investigative, including any action by or in the right of the Registrant, that arises by reason of the fact that such person is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to the full extent allowed by law, except that no such agreement shall provide for indemnification for any actions that constitute fraud, actual dishonesty or willful misconduct.

                  The Registrant may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Registrant, or is or was serving at the request of the Registrant as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Registrant would have the power to indemnify him against such liability under the provisions of Article VI of the Viacom Charter.

                  Pursuant to Section 7 of Article VI of the Viacom Charter, the Registrant has purchased certain liability insurance for its officers and directors as permitted by Section 145(g) of the DGCL.

Item 7.  Exemption from Registration Claimed.

                  Not Applicable.

Item 8.  Exhibits.

                  See Exhibit Index.


Item 9.  Undertakings.

                  (a) The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) to include any prospectus required by Section
                  10(a)(3) of the Securities Act;

                        (ii) to reflect in the prospectus any facts or events
                  arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

                        (iii) to include any material information with respect
                  to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

            provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
            Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned Registrant hereby undertakes that, for purposes of determining liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Post-Effective Amendment No. 3 on Form S-8 to Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of February, 2001.

                                            VIACOM INC.

                                            By: /s/  Michael D. Fricklas
                                                --------------------------------
                                                Michael D. Fricklas
                                                Executive Vice President,
                                                General Counsel and Secretary


                  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 on Form S-8 to Form S-4 has been signed by the following persons in the capacities indicated on the 21st day of February, 2001.

         SIGNATURE                          TITLE
         ---------                          -----


*                                           Director
---------------------------
George S. Abrams


                                            Director
*
---------------------------
David R. Andelman


*                                           Director
---------------------------
George H. Conrades


*                                           Director
---------------------------
Philippe P. Dauman


/s/ Susan C. Gordon                         Vice President, Controller and Chief
---------------------------                 Accounting Officer (Principal
Susan C. Gordon                             Accounting Officer)


*                                           Director
---------------------------
William H. Gray III


/s/ Mel Karmazin                            Director, President and Chief
---------------------------                 Operating Officer
Mel Karmazin


*                                           Director
---------------------------
Jan Leschly

*                                           Director
---------------------------
David T. McLaughlin


*                                           Director
---------------------------
Leslie Moonves


*                                           Director
---------------------------
Ken Miller


*                                           Director
---------------------------
Brent D. Redstone


*                                           Director
---------------------------
Shari Redstone


/s/ Sumner M. Redstone                      Director, Chairman of the Board
---------------------------                 and Chief Executive Officer
Sumner M. Redstone                          (Principal Executive Officer)


/s/ Fredric G. Reynolds                     Executive Vice President and
---------------------------                 Chief Financial Officer (Principal
Fredric G. Reynolds                         Financial Officer)


*                                           Director
---------------------------
Frederic V. Salerno


*                                           Director
---------------------------
William Schwartz


*                                           Director
---------------------------
Ivan Seidenberg


*                                           Director
---------------------------
Patty Stonesifer


*                                           Director
---------------------------
Robert D. Walter


/s/ Michael D. Fricklas
---------------------------
*By Michael D. Fricklas
as Power of Attorney

                  Outdoor Systems, Inc. 401(k) Plan. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of February, 2001.


                                     OUTDOOR SYSTEMS, INC. 401(K) PLAN



                                     By: /s/ William A. Roskin
                                        ----------------------------------------
                                     Name:   William A. Roskin
                                     Title:  Senior Vice President, Human
                                             Resources and Administration,
                                             Viacom Inc.



                  CBS Employee Investment Fund. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of February, 2001.


                                     CBS EMPLOYEE INVESTMENT FUND



                                     By: /s/ William A. Roskin
                                        ----------------------------------------
                                     Name:   William A. Roskin
                                     Title:  Senior  Vice President, Human
                                             Resources and Administration,
                                             Viacom Inc.



                  Infinity Broadcasting Corporation Employees' 401(k) Plan. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of February, 2001.


                                     INFINITY BROADCASTING CORPORATION
                                     EMPLOYEES' 401(k) PLAN



                                     By: /s/ William A. Roskin
                                        ----------------------------------------
                                     Name:   William A. Roskin
                                     Title:  Senior Vice President, Human
                                             Resources and Administration,
                                             Viacom Inc.

                  Infinity Broadcasting Corporation Union Employees' 401(k) Plan. Pursuant to the requirements of the Securities Act, the trustee (or other persons who administer the employee benefit plan) have duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this 21st day of February, 2001.


                                     INFINITY BROADCASTING CORPORATION
                                     UNION EMPLOYEES' 401(k) PLAN



                                     By: /s/ William A. Roskin
                                        ----------------------------------------
                                     Name:   William A. Roskin
                                     Title:  Senior Vice President, Human
                                             Resources and Administration,
                                             Viacom Inc.

                                  Exhibit Index

Exhibit No.       Description of Document

4.1               Restated Certificate of Incorporation of Viacom Inc.
                  (incorporated by reference to Exhibit 3(a) to the Annual Report on Form 10-K of the Registrant for the fiscal year ended December 31, 1999 (File No. 1-578600)).

4.2               By-laws of Viacom Inc. (incorporated by reference to Exhibit
                  3.3 to the Registrant's Registration Statement on Form S-4 filed by the Registrant (Registration No. 33-13812)).

4.3 Agreement and Plan of Merger, dated as of October 30, 2000, among Viacom Inc., IBC Merger Corp. and Infinity Broadcasting Corporation (incorporated by reference to the Registration Statement on Form S-4 filed by the Registrant on November 22, 2000 (Registration No. 333-50452), as amended by Amendment No. 1 to Form S-4 filed by the Registrant on January 1, 2001 and Amendment No. 2 to Form S-4 filed by the Registrant on January 12, 2001)).

4.4 Infinity Broadcasting Corporation Stock Plan for Directors (incorporated by reference to Exhibit 10.25 to Form 10-K filed by Infinity for the year ended December 31, 1998 (File No. 1-14599)).

4.5*              Infinity Broadcasting Corporation 1999 Long-Term Incentive
                  Plan.

4.6 Infinity Broadcasting Corporation 1998 Long-Term Incentive Plan (incorporated by reference to Exhibit 10.16 to Form 10-K filed by Infinity for the year ended December 31, 1999 (File No. 1-14599)).

4.7 Outdoor Systems, Inc. 1996 Non-Employee Directors Stock Option Plan (incorporated by reference to Exhibit 99.3 to Form S-8 filed by Outdoor Systems, Inc. on October 23, 1997 (Registration No. 333-38589)).

4.8 Outdoor Systems, Inc. 1996 Omnibus Plan (incorporated by reference to Exhibit 10.16 to Form S-1 filed by Outdoor Systems, Inc. on February 22, 1996 (Registration No. 333-1582).

4.9*              Outdoor Systems, Inc. 401(k) Plan.

4.10              CBS Employee Investment Fund (incorporated by reference to
                  Exhibit 4.16 of the Registrant's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed by the Registrant on May 5, 2000 (Registration No. 333-88613)).

4.11 Infinity Broadcasting Corporation Employees' 401(k) Plan (incorporated by reference to Exhibit 4.17 of the Registrant's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed by the Registrant on May 5, 2000 (Registration No. 333-88613)).

4.12 Infinity Broadcasting Corporation Union Employees' 401(k) Plan (incorporated by reference to Exhibit 4.18 of the Registrant's Post-Effective Amendment No. 1 on Form S-8 to Form S-4 filed by the Registrant on May 5, 2000 (Registration No. 333-88613)).

5.1 Opinion of Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of the Registrant, as to the legality of the securities being registered (incorporated by reference to the Registration Statement on Form S-4 filed by the Registrant on November 22, 2000 (Registration No. 333-50452), as amended by Amendment No. 1 to Form S-4 filed by the Registrant on January 9, 2001 and Amendment No. 2 to Form S-4 filed by the Registrant on January 12, 2001)).

23.1*             Consent of PricewaterhouseCoopers LLP.

23.2*             Consent of KPMG LLP.

23.3*             Consent of Mitchell & Titus, LLP.

23.4 Consent of Michael D. Fricklas, Executive Vice President, General Counsel and Secretary of the Registrant (included in
                  Exhibit 5.1).

24*               Powers of Attorney.


------------------
*    Filed herewith.